4. SIGNIFICANT ACCOUNTING POLICIES: r) Provisions and contingent liabilities (Policies)	12 Months Ended
Dec. 31, 2020
Policies
r) Provisions and contingent liabilities

r)Provisions and contingent liabilities

Provisions, where applicable, are recognized in other liabilities when the Company has a present legal or constructive obligation as a result of past events, it is more likely than not that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated. Provisions are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records provisions for such contracts.